UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): October 10, 2003

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6809 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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         (Former name or former address, if changed since last report)

Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 1.  Change in Control.

Harlan M. Schafir acquired 13,100,000 restricted shares of Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI") common stock as a part of a transaction pursuant to the terms of the following agreements:

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003, by and among Professional Staff Management, Inc., an Indiana corporation, PSM Acquisition, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan Schafir, and Registrant.

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Professional Staff Management, Inc. II, an Indiana corporation, PSM Acquisition II, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant.

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Pro Staff, Inc., an Indiana corporation, PSM Acquisition III, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant.

The Agreements and Plans of Merger are exhibits hereto and described more fully in Item 2 below.

Mr. Schafir acquired the shares, in part, in return for his shareholdings in Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. Mr. Schafir will continue as President of Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc., under the terms of an Executive Employment Agreement by and between Professional Staff Management, Inc., Professional Staff Management, Inc. II, Pro Staff, Inc., and Harlan M. Schafir, dated October 1, 2003, a copy of which is an Exhibit to this filing. Mr. Schafir will also be employed as Chief Operating Officer of Registrant under the terms of an Executive Employment Agreement by and between Registrant and Mr. Schafir dated October 1, 2003. (collectively, "Employment Agreements"). The Employment Agreements are exhibits to this filing.

John F. Fisbeck, Carter M. Fortune, Robert J. Kingston, Norman G. Wolcott, Jr. and Norman G. Wolcott, Jr., and Norman G. Wolcott, Sr. as Trustees ("Trustees"), and Mr. Schafir, may be considered members in a "group" within the meaning of Rule 13d-5(b)(1). Although Messrs. Fisbeck, Fortune, Kingston, Wolcott, Jr., and Schafir have taken ownership of the FDVI stock in their individual names and Trustees have taken ownership in a trust capacity, and Mr. Schafir has individually supplied ownership interests in Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc., in consideration for the acquisition of his shares of Registrant's common stock, Messrs. Fisbeck, Fortune, Kingston, Wolcott, Jr., Schafir and Trustees may be considered to be acting together for the purpose of acquiring and holding the stock since Messrs. Fisbeck and Fortune previously signed Stock Purchase Agreements to initially acquire control of FDVI, and the other shareholders identified herein made acquisitions of shares not in the ordinary course of his business and such acquisitions may be deemed to have arisen in a transaction having the purpose or effect of influencing control of Registrant, under Rule 13d-5(b)(2)(ii).

Messrs. Fisbeck, Fortune, Kingston, Wolcott and Schafir, along with Trustees, are considered members of a group deemed to beneficially own 93,491,375 shares of FDVI common stock representing 92% of the outstanding common stock of Registrant, which totals 101,621,444 shares. Individually, each person has sole dispositive and voting power over the following shares of common stock: John F. Fisbeck, 18,087,023, (or 17.798%), Carter M. Fortune, 42,013,108 (or 41.343%)
Robert J. Kingston, 7,900,000 (or 7.774%), Norman G. Wolcott, Jr., individually, 7,266,084 (or 7.150%), Norman G. Wolcott Sr., and Norman G. Wolcott Jr., as Co-Trustees, 5,125,160 (or 5.043%), and Harlan M. Schafir, 13,100,000 (or
12.981%). The shareholdings identified above are shown in the following table:

Title of Class                 Name and Address of          Amount and Nature of        Percent of Class
                               Beneficial Owner             Beneficial Ownership        (101,621,444 shares
                                                            (D) -- Direct outstanding)
                                                            (I) -- Indirect.
Common                         Carter M. Fortune            42,013,108 (D)              41.343% (D)
                               6809 Corporate Dr.           51,478,267 (I)
                               Indianapolis, IN
                               46278

Common                         John M. Fisbeck              18,087,023 (D)              17.798% (D)
                               6809 Corporate Dr.           75,404,352 (I)
                               Indianapolis, IN
                               46278

Common                         Robert J. Kingston            7,900,000 (D)              07.774% (D)
                               6809 Corporate Dr.           85,591,375 (I)
                               Indianapolis, IN
                               46278

Common                         Norman G. Wolcott,            7,266,084 (D)              07.150% (D)
                               Jr., individually            86,225,291 (I)
                               6809 Corporate Dr.
                               Indianapolis, IN
                               46278


Common                         Norman G. Wolcott,            5,125,160 (D)              05.043% (D)
                               Jr. and Norman G.            88,366,215 (I)
                               Wolcott, Sr., as
                               Co-Trustees
                               6809 Corporate Dr.
                               Indianapolis, IN
                               46278

Common                         Harlan M. Schafir            13,100,000 (D)              12.891 (D)
                               6809 Corporate Dr.           80,391,375 (I)
                               Indianapolis, IN
                               46278

TOTAL                                                       93,491,375 (D)              91.999%(D)
                                                            93,491,375 (I)

Item 2.  Acquisition or Disposition of Assets.

Effective as of October 1, 2003, the Registrant has entered into the following agreements:

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003, by and among Professional Staff Management, Inc., an Indiana corporation, PSM Acquisition, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan Schafir, and Registrant.

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Professional Staff Management, Inc. II, an Indiana corporation, PSM Acquisition II, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant.

          AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Pro Staff, Inc., an Indiana corporation, PSM Acquisition III, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant. (collectively, "Merger Agreements")

The Merger Agreements' terms include, among other things, the exchange of all of the outstanding shares of Professional Staff Management, Inc. (125 shares); Professional Staff Management, Inc., II (500 shares); and Pro Staff, Inc. (500 shares), all held by Harlan M. Schafir, for a total of 13,100,000 shares of the Registrant's common shares. Registrant formed three wholly-owned subsidiaries, PSM Acquisition, Inc.; PSM Acquisition II, Inc.; and PSM Acquisition III, Inc. The Registrant's shares were exchanged at the following ratios: Sixty-Six Thousand, Twenty-Four (66,024) shares of Registrant's common stock for each share of Professional Staff Management, Inc.; Four Thousand, Four Hundred Fifty-Four (4,454) shares of Registrant's common stock for each share of Professional Staff Management, Inc. II; and, Five Thousand, Two Hundred Forty (5,240) shares of Registrant's common stock for each share of Pro Staff, Inc. The Registrant exchanged a total of 13,100,000 shares as follows: Eight Million, Two Hundred Fifty Three Thousand (8,253,000) shares for the shares of Professional Staff Management, Inc.; Two Million, Two Hundred Twenty Seven Thousand (2,227,000) shares for the shares of Professional Staff Management, Inc. II; and Two Million, Six Hundred Twenty Thousand (2,620,000) shares for the shares of Pro Staff, Inc.

In addition to the exchanges described above, Mr. Schafir received a total of one million dollars ($1,000,000.00) in cash. The cash was allocated as follows:
Six Hundred Thirty Thousand Dollars ($630,000.00) for Professional Staff Management, Inc.; One Hundred Seventy Thousand ($170,000.00) for the Professional Staff Management, Inc. II; and Two Hundred Thousand Dollars ($200,000.00) for Pro Staff, Inc.

The disposition of Registrant's shares held by Mr. Schafir are substantially restricted by two Option Agreements. The first is an Option Agreement entered into the 1st day of October, 2003 by and between Harlan M. Schafir, Carter M. Fortune and Robert J. Kingston; the second is an Option Agreement entered into the 1st day of October, 2003 by and between Harlan M. Schafir, and Registrant. (collectively, "Option Agreements"). The Option Agreements are exhibits to this filing.

Mr. Schafir is party to the Merger Agreements and is subject to the Employment Agreements. Prior to the Merger Agreements and the Employment Agreements, there was no material relationship between the Registrant and Mr. Schafir.

The principle followed in determining the amount of consideration paid was the ongoing value of the three companies, with adjustments thereto for certain aspects of the transaction, including earnings benchmarks as defined by the Agreement. Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. were acquired through the parties identified above. Prior to the Merger Agreements, there was no material relationship between the Registrant or any of its subsidiaries and the exchanging parties identified above. The source of the Registrant's consideration included Registrant's shares, and cash held by Registrant prior to the Agreement.

Professional Staff Management, Inc., Professional Staff Management, Inc. II, and Pro Staff, Inc. provide cost-effective employee administrative solutions to companies in more than 20 states nationwide. The three companies are engaged in providing services in employment-related matters, such as Payroll and Tax Processing, Worker's Compensation and Risk Management, Benefits Administration, Unemployment Administration, Legal and Regulatory Employer Compliance, 401k and Retirement Plan Administration and Employee Assessments. Registrant intends to continue to operate and expand the three companies' business.

The foregoing descriptions of certain provisions of the Merger Agreements, Employment Agreements, and the Option Agreements, copies of which are being filed as exhibits hereto and incorporated herein by reference, are not intended to be complete and are qualified in their entirety by reference to the full text of such agreements.

Item 7.     Financial Statements and Exhibits

(a) and (b) It is impracticable to provide the required financial statements for the acquired business described in Item 2 at this time. The registrant will file the required financial statements as they are available which is anticipated to be not later than 60 days after the required filing date of this Form 8-K.

Other Exhibits:

EXHIBIT Number             DESCRIPTION

Exhibit 2.1 AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003, by and among Professional Staff Management, Inc., an Indiana corporation, PSM Acquisition, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan Schafir, and Registrant

Exhibit 2.2 AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Professional Staff Management, Inc. II, an Indiana corporation, PSM Acquisition II, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant

Exhibit 2.3 AGREEMENT AND PLAN OF MERGER entered into the 1st day of October, 2003 by and among Pro Staff, Inc., an Indiana corporation, PSM Acquisition III, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant

Exhibit 2.4 Executive Employment Agreement by and between Professional Staff Management, Inc., Professional Staff Management, Inc. II, Pro Staff, Inc., and Harlan M. Schafir, dated October 1, 2003

Exhibit 2.5 Executive Employment Agreement by and between Registrant and Harlan M. Schafir dated October 1, 2003

Exhibit 2.6 OPTION AGREEMENT entered into the 1st day of October, 2003 by and between Harlan M. Schafir, Carter M. Fortune and Robert J. Kingston

Exhibit 2.7 OPTION AGREEMENT entered into the 1st day of October, 2003 by and between Harlan M. Schafir, and Registrant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
                      ------------------------------------
                                  (Registrant)

DATE:     October 10, 2003


                             10/10/03  /s/ Amy Gallo
                             --------  --------------------------------------
                             Date Amy Gallo, principal financial officer (Controller)

                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION                                         PAGE NO
Exhibit 2.1         AGREEMENT AND PLAN OF MERGER entered into the 1st day of
                    October, 2003, by and among Professional Staff Management,
                    Inc., an Indiana corporation, PSM Acquisition, Inc., an
                    Indiana corporation and wholly owned subsidiary of
                    Registrant, Harlan Schafir, and Registrant

Exhibit 2.2         AGREEMENT AND PLAN OF MERGER entered into the 1st day of
                    October, 2003 by and among Professional Staff Management,
                    Inc. II, an Indiana corporation, PSM Acquisition II, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant

Exhibit 2.3         AGREEMENT AND PLAN OF MERGER entered into the 1st day of
                    October, 2003 by and among Pro Staff, Inc., an Indiana corporation, PSM Acquisition III, Inc., an Indiana corporation and wholly owned subsidiary of Registrant, Harlan M. Schafir, and Registrant

Exhibit 2.4         Executive Employment Agreement by and between Professional
                    Staff Management, Inc., Professional Staff Management, Inc.
                    II, Pro Staff, Inc., and Harlan M. Schafir, dated October 1,
                    2003

Exhibit 2.5         Executive Employment Agreement by and between Registrant and
                    Harlan M. Schafir dated October 1, 2003

Exhibit 2.6 OPTION AGREEMENT entered into the 1st day of October, 2003 by and between Harlan M. Schafir, Carter M. Fortune and
                    Robert J. Kingston

Exhibit 2.7 OPTION AGREEMENT entered into the 1st day of October, 2003 by and between Harlan M. Schafir, and Registrant





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